Accumulated Other Comprehensive Income - Income Tax Benefit in Accumulated Net Unrealized Loss on Other Long-Term Liabilities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balance, beginning of year	$ 24	$ 1	$ 6
Net unrealized loss (gain)	15	25	(3)
Reclassification of net loss to net income	(3)	(2)	(2)
Balance, end of year	$ 36	$ 24	$ 1